SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported: August 31, 2005



                           CHINA NETTV HOLDINGS, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


Nevada                            000-26217                   98-0203170
------------------                ----------------           ------------------
(State or other                   (Commission                (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)

World Trade Centre, Suite 536, 999 Canada Place, Vancouver, B.C. Canada V6C 3E2
--------------------------------------------------------------------------------
(Address of principal executive offices)                    (Postal Code)


Registrant's telephone number, including area code:   (604) 641-1366
                                                      --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act
    (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

        None


Item 1.02 Termination of a Material Definitive Agreement

        None

Item 1.03 Bankruptcy or Receivership

        None


Section 2 - Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets

        None

Item 2.02 Results of Operations and Financial Condition

        None

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

        None

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement

        None

Item 2.05 Costs Associated with Exit or Disposal Activities

        None

Item 2.06 Material Impairments

        None

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

Section 3 - Securities Trading Markets

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

        None

Item 3.02 Unregistered Sales of Equity Securities

        None

Item 3.03 Material Modification to Rights of Security Holders

        None


Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant's Certifying Account

        None

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On August 19, 2005, the Company's Board of Directors concluded, in consultation with and upon the recommendation of management, that the Company's financial statements in its Annual Report on Form 10-KSB for the year ended December 31, 2004 and its Quarterly report on Form 10-QSB for the quarter ended March 31, 2005 should be restated.

The restatements are necessary due to a revision in the valuation of securities issued in connection with the consummation of a Share Exchange Agreement with Highland Mining Inc. ("Highland") during 2004. The Company originally recorded the investment at the fair market value of the securities issued at the date of the exchange, as determined by published quoted market prices.

The Company received a letter ("the Letter") from the Securities and Exchange Commission ("the SEC") dated July 8, 2005, notifying the Company that the SEC had reviewed the Company's Form 10-KSB filing for the year ended December 31, 2004, and that based upon their review of the filing and the disclosures therein, the transaction should have been valued at the historical cost basis. The Company evaluated the comments and determined that because the exchange occurred between entities under common control, the financial statements for both periods described above should be restated to reflect the transaction valued at the historical cost basis incurred by the founding shareholders of Highland, who become the major shareholders of the Company after the share exchange, adjusted for the Company's proportionate share of their undistributed earnings or losses.

The Company has completed the process of reviewing and responding to the comment letter and is waiting for the final comment letter from the SEC, which is expected to be received by the week ended September 9, 2005. Accordingly, the amended 10-KSB for the year 2004 and the quarterly filing for the period ended March 31, 2005, reflecting the changes in the measurement of the investment from fair value to historical cost basis will be filed after reviewing and responding to the final comment letter from SEC.

Based upon the Company's analysis, the net effect of the change for both of those periods is a decrease in total assets by $11,200,000, an increase in total liabilities of $397,754 and a decrease in total stockholders' equity of $11,597,754. There was no effect on previously reported net loss or loss per share amounts for any of the periods presented. The Company intends to complete the restatement process as soon as possible, but there can be no assurance when it will actually be completed.

The Company's management and Board of Directors have discussed the matters in this filing under Item 4.02(a) with the Company's independent auditor.


Section 5 - Corporate Governance and Mangement

Item 5.01 Changes in Control of Registrant

        None

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

        None

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
Year

        None

Item 5.04 Temporary Suspension of Trading Under Registrant's Employee Benefit Plans

        None

Item 5.05 Amendments to the Registrant's Code of Ethics, or Waiver of a Provi-sion of the Code of Ethics.

        None


Section 6 - [Reserved]


Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure

        None

Section 8 - Other Events

Item 8.01 Other Events

        None


Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

        A.  Financial Statements - None

        B.  Exhibits -  None

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 7, 2005            China NetTV Holdings, Inc.



                                    By: /s/ Anthony Garson
                                        ----------------------------------------
                                        Anthony Garson, President/CEO



















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